UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2015

OSL HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-32658	98-0441032
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1669 Edgewood Road, Suite 214 Yardley, PA	19067
(Address of principal executive offices)	(Zip Code)

(845) 363-6776
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to: (i) securing capital for general working purposes, and (ii) other risks and in statements filed from time to time with the Securities and Exchange Commission (the “SEC”). All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to, and will not, update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 1.01. Entry Into a Material Definitive Agreement.

On May 15, 2015, OSL Holdings Inc. (the “Company”) completed the closing of a private placement financing transaction with an accredited investor (the “First Investor”), pursuant to a Securities Purchase Agreement (the “First Purchase Agreement”). Under the terms of the First Purchase Agreement, the First Investor will purchase an aggregate of up to $256,250 in principal amount of two 10% Convertible Notes (each, a “Note”) with substantially identical terms to be issued by the Company to the Investor in two tranches. The Notes purchased pursuant to the First Purchase Agreement have an aggregate original issue discount of $6,250, such that the Company will receive aggregate proceeds of $250,000 if both Notes contemplated by the First Purchase Agreement are issued. The first tranche under the First Purchase Agreement closed upon execution of the First Purchase Agreement, with the Company issuing the First Investor a Note in the principal amount of $150,000. The closing of the second tranche will occur on May 22, 2015, with the Company issuing the First Investor a Note in the principal amount of $100,000, provided that there is no default on the first Note, and other conditions set forth in the Notes are satisfied by the Company.

Also on May 15, 2015, the Company completed the closing of a private placement financing transaction with an accredited Investor (the “Second Investor”), pursuant to a Securities Purchase Agreement (the “Second Purchase Agreement”). Under the terms of the Second Purchase Agreement, the Second Investor will purchase an aggregate of up to $2,870,000 in principal amount of twelve Notes. The Notes purchased pursuant to the Second Purchase Agreement have an aggregate original issue discount of $70,000, such that the Company will receive aggregate proceeds of $2,800,000 if all of the Notes contemplated by the Second Purchase Agreement are issued. The first tranche under the Second Purchase Agreement will be closed on June 1, 2015, with the Company issuing the Second Investor a Note in the principal amount of $75,000. The second through fourth tranches will be closed on June 8, 2015, June 15, 2015 and June 22, 2015, with the Company issuing Notes to the Second Investor each month in the principal amount of $75,000 per tranche, provided that there is no default on any of the Notes, and other conditions set forth in the Notes are satisfied by the Company. The fifth through tenth tranches will be closed on the 15th of each month thereafter, beginning on July 15, 2015, with the Company issuing Notes to the Second Investor each month in the principal amount of $300,000, provided that there is no default on any of the Notes, and other conditions set forth in the Notes are satisfied by the Company. The eleventh and twelfth tranches will be closed on the 15th of January and February, 2016, respectively, with the Company issuing Notes to the Second Investor each month in the principal amount of $350,000, provided that there is no default on any of the Notes, and other conditions set forth in the Notes are satisfied by the Company.

Interest on the Notes will accrue in the amount of 10% of the outstanding principal amount, and the term of each Note is one year from the date of issuance. Each Note is convertible into shares of the Company’s common stock any time after four months from the date of issuance of each respective Note, at a conversion price that is equal to 60% of the average of the three lowest traded prices of the Company’s common stock during the prior fifteen trading days. In the event of default of a Note, the Company may be required to convert all or part of the respective Note at a conversion price that is equal to 55% of the average of the three lowest traded prices of the Company’s common stock during the prior twenty trading days.

Under the terms of both the First Purchase Agreement and the Second Purchase Agreement, the First Investor and Second Investor have a right of first refusal, exercisable for four business days after notice to the respective investor, to participate in any subsequent financing conducted by the Company in an amount equal to 100% of the total amount to be raised in such subsequent financing, on the same terms, conditions and price provided to other investors in the subsequent financing.

Also under the terms of both the First Purchase Agreement and the Second Purchase Agreement, the Company may use the net proceeds of the foregoing financings at its sole discretion.

The foregoing description of the First Purchase Agreement, the Second Purchase Agreement and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of each document, which are filed as Exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 3.02. The securities were issued in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). Each investor represented that it was an accredited investor, as defined in Rule 501 of Regulation D, and that it was acquiring the securities for its own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act.

Item 7.01. Regulation FD Disclosure.

On May 18, 2015, the Company issued a press release relating to the recapitalization financing discussed above. The press release also included an executive summary of the Company. A copy of the press release is attached hereto and incorporated herein by reference in its entirety as Exhibit 99.1.

The information contained in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K constitutes material investor information that is not otherwise publicly available.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. The Company disclaims any obligation to, and will not, update any forward-looking statements to reflect events or circumstances after the date hereof. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

Item 9.01. Financial Statements and Events.

The following Exhibits are filed as part of this Current Report.

(d)	Exhibits.

Exhibit No.	Description

10.1	First Purchase Agreement dated May 15, 2015
10.2	Second Purchase Agreement dated May 15, 2015
10.3	Form of 10% Convertible Note
99.1	Press release dated May 18, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSL HOLDINGS INC.

Date: May 18, 2015	By:	/s/ Robert H. Rothenberg
Robert H. Rothenberg,
Chief Executive Officer